Exhibit 10.12
Joinder Agreement No. 3
(Tribeca)
     This Joinder Agreement No. 3, dated as of December 19, 2008, is delivered pursuant to Section 7.10 (Additional Loan Parties) of the Security Agreement, dated as of December 28, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”) by Tribeca Lending Corp. (the “Borrower”) and each of the entities listed on the signature pages thereof in favor of The Huntington National Bank (the “Lender”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Security Agreement.
     By executing and delivering this Joinder Agreement No. 3, the undersigned, as provided in Section 7.10 (Additional Loan Parties) of the Security Agreement, hereby becomes a party to the Security Agreement as a Loan Party thereunder with the same force and effect as if originally named as a Loan Party therein, which, with respect to Holding shall become effective immediately after the filing of the Certificate of Merger, and, without limiting the generality of the foregoing, hereby grants to the Lender, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lender and grants to the Lender a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Loan Party thereunder.
     The information set forth in Annex A to this Joinder Agreement No. 3 is hereby added to the information set forth in Schedules 2 through 9 to the Security Agreement.
     The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties)of the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
[Signature Pages Follow]

     In witness whereof, the undersigned has caused this Joinder Agreement No. 3 to be duly executed and delivered as of the date first above written.

FRANKLIN CREDIT HOLDING CORPORATION, as a Loan Party
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

Accepted and Agreed
as of the date first above written:

THE HUNTINGTON NATIONAL BANK, as Lender
By:	/s/ Alan D. Seitz
	Name:	Alan D. Seitz
	Title:	Senior Vice President

Signature Page to Joinder Agreement No. 3 (Tribeca)

ANNEX A TO JOINDER AGREEMENT NO. 3 (Tribeca)
Schedule 2
State of Incorporation; Principal Executive Office
Name: FRANKLIN CREDIT HOLDING CORPORATION
Tax ID: 26-3104776
Jurisdiction of Organization: Delaware Corporation
Chief Executive Officer: Alexander Gordon Jardin
Address of Chief Executive Office: 101 Hudson Street, Jersey City, NJ 07302

Schedule 3
Pledged Collateral
FRANKLIN CREDIT HOLDING CORPORATION:
•	100% of issued and outstanding equity of all classes of stock and membership interests of subsidiaries of Franklin Credit Holding Corporation, including but not limited to, Franklin Credit Management Corporation, Franklin Credit Asset Corporation, Tribeca Lending Corp. and Franklin Credit Loan Servicing, LLC.

Schedule 4
Filings
FRANKLIN CREDIT HOLDING CORPORATION – Delaware Secretary of State

Schedule 5
Location of Inventory and Equipment
FRANKLIN CREDIT HOLDING CORPORATION
•	101 Hudson Street, 25th and 37th Floors, Jersey City, NJ 07302

Schedule 6
Intellectual Property
FRANKLIN CREDIT HOLDING CORPORATION:
     None

Schedule 7
Deposit Accounts; Securities Accounts
FRANKLIN CREDIT HOLDING CORPORATION:
     None

Schedule 8
Commercial Tort Claims
FRANKLIN CREDIT HOLDING CORPORATION:
     None

Schedule 9
Permitted Liens
FRANKLIN CREDIT HOLDING CORPORATION:
     None